SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (date of earliest event reported): July 25, 2005
                                                           ---------------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                    0-26396                65-0538630
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)


   8685 Northwest 53rd Terrace, Miami, Florida                    33166
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    (Address of principal executive offices)                    (Zip Code)

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 Registrant's telephone number, including area code:          (305) 593-0770
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                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

     Item 2.02       Results of Operations and Financial Condition
                     ---------------------------------------------

     On July 25, 2005, the Registrant issued a press release announcing its first quarter sales and comparable sales results for the fiscal quarter ended July 17, 2005. A copy of the press release is included with this Report as
Exhibit 99.1.

     Item 9.01       Financial Statements and Exhibits
                     ---------------------------------

         (c)  Exhibit 99.1.  Press Release of Benihana Inc. dated July 25, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BENIHANA INC.



                                            By:  /s/ Michael R. Burris
                                            ------------------------------------
                                            Michael R. Burris
                                            Senior Vice President of
                                            Finance and Treasurer